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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 September 9, 1997
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

            On September 9, 1997, Columbia/HCA Healthcare Corporation (the "Company" or "Columbia/HCA") announced that the Company anticipates weaker than expected financial results in the third quarter ending September 30, 1997. Management projects reporting revenues to be flat to down slightly from the third quarter of 1996 and a reduction in earnings per share to $0.20 to $0.25, compared with $0.46 in last year's third quarter.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated September 9, 1997 relating to expected third quarter earnings decline.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
-----------------------------------------
John M. Franck II
Corporate Secretary

DATED:  September 12, 1997